UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-220646

Maryland	81-4112948
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed below, at the Annual Meeting of Stockholders of Strategic Student & Senior Housing Trust, Inc. (the “Company”), held on June 11, 2018 (the “2018 Annual Meeting”), the stockholders of the Company, by a majority of all votes entitled to be cast at the 2018 Annual Meeting, among other things, approved the adoption of the Company’s Second Articles of Amendment and Restatement.

The Company’s First Articles of Amendment and Restatement were filed on January 27, 2017, and the Company filed Articles of Amendment to its charter on May 26, 2017 in order to change its name (the “First Amendment”). In connection with the effectiveness of the Company’s public offering, the Company filed on May 1, 2018 (i) Articles of Amendment to its charter redesignating its shares of common stock as Class A shares (the “Second Amendment”), (ii) Articles Supplementary to its charter designating new classes of common stock as Class T Common Stock and Class W Common Stock (the “Articles Supplementary”), and (iii) Articles of Amendment to its charter increasing the size of its board of directors as required by certain blue sky regulators (collectively with the First Amendment, the Second Amendment and the Articles Supplementary, the “Article Amendments”).

For the 2018 Annual Meeting and in order to simplify the Company’s charter, the Company proposed to further amend and restate its charter for the sole purpose of incorporating all Article Amendments and making other ministerial and conforming changes in connection therewith. The Second Articles of Amendment and Restatement (the “Second Articles”) were filed with the Maryland State Department of Assessments and Taxation and became effective on June 15, 2018. A copy of the Second Articles of Amendment and Restatement is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Simultaneously with the filing of the Second Articles, the Company filed Articles of Amendment to the Second Articles (the “Articles of Amendment”) for the sole purpose of clarifying the number of board members that will be independent and clarifying the restriction on the issuance of options or warrants to its directors or its affiliates, such changes being required by certain state securities regulators. A copy of these Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As discussed above, the Company held its 2018 Annual Meeting on June 11, 2018. Set forth below are the final voting results from the 2018 Annual Meeting.

Proposal One

The following directors were each elected by the following vote to serve as a director until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

	Votes For	Votes Withheld
H. Michael Schwartz	6,126,898	55,290
Brent Chappell	6,126,898	55,290
Stephen G. Muzzy	6,126,898	55,290

Proposal Two

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
6,120,891	5,294	56,002

Proposal Three

The adoption of the Company’s Second Articles of Amendment and Restatement was approved by a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2018 Annual Meeting, as follows:

Votes For	Votes Against	Votes Abstained
5,911,615	49,235	221,338

*	The numbers in the tables above are rounded to the nearest share.

Articles of Amendment

The Articles of Amendment were approved by the Company’s stockholders via an irrevocable proxy granted by such stockholders to the Company’s advisor, which proxy permits the advisor to vote upon matters necessary to comply with, among other things, certain requests by state regulators in connection with the registration of the Company’s initial public offering. By written consent dated June 14, 2018, the Company’s advisor approved the Articles of Amendment pursuant to such proxy authority.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1 Second Articles of Amendment and Restatement

3.2 Articles of Amendment to Second Articles of Amendment and Restatement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC.

Date: June 15, 2018	By:	/s/ Michael O. Terjung
Michael O. Terjung
Chief Financial Officer and Treasurer